UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 7, 2004

CARDIAC SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19567	33-0465681
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1900 Main Street, Suite 700, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

                           Registrant's telephone number, including area code: (949) 797-3800

Item 7.      Financial Statements and Exhibits

(c)   Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 7, 2004.
99.2	Press Release dated July 30, 2004.
99.3	Transcript of Conference Call held July 30, 2004.

Item 12.   Results of Operations and Financial Condition.

On July 7, 2004, Cardiac Science, Inc. issued a press release to report its preliminary revenue results for the quarter ended June 30, 2004. The press release is furnished as Exhibit
99.1 and is incorporated herein by reference.

On July 30, 2004, Cardiac Science, Inc. issued a press release to report its financial results for the quarter ended June 30, 2004. The press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

On July 30, 2004, Cardiac Science, Inc. held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.3 and is incorporated herein by reference.

The press releases and the conference call transcript contain forward-looking statements regarding Cardiac Science, Inc. and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIAC SCIENCE, INC.

August 4, 2004	By:	/s/ Raymond W. Cohen

Raymond W. Cohen
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 7, 2004.

99.2	Press Release dated July 30, 2004.

99.3	Transcript of Conference Call held July 30, 2004.